SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

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[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
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(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WELLS FARGO FUNDS TRUST June 7, 2021	|

Important Notice

Dear Shareholder:

I am pleased to invite you to a joint special meeting of shareholders of the Wells Fargo Funds (the “Funds”), each a series of Wells Fargo Funds Trust (the “Trust”) as detailed in the attached Notice of Special Meeting of Shareholders and in the attached Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on August 16, 2021 at 10:00 a.m. Pacific Time (the “Meeting”). We continue to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve in light of the COVID-19 pandemic. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement, as applicable or appropriate.

The Meeting is being held to approve matters important to the continuing operations of the Trust and each of the Funds. On February 23, 2021, Wells Fargo & Company (“Wells Fargo”) announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P. (the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC (“Funds Management”), the investment manager to the Funds, Wells Capital Management Incorporated, the sub-adviser to the Funds (“Wells Capital”, and together with Funds Management, the “Advisers”), and Wells Fargo Funds Distributor, LLC, the Funds’ principal underwriter.

Consummation of the Transaction will result in the automatic termination of each Fund’s investment management agreement with Funds Management and sub-advisory agreement with Wells Capital. The Board of Trustees of the Trust approved a new investment management agreement with Funds Management and a new sub-advisory agreement with Wells Capital Management, LLC and the Funds’ are now asking Shareholders to approve the new agreements to replace the existing agreements that will terminate. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions. Wells Capital Management Singapore (“Wells Capital Singapore”), which serves as a sub-adviser to Wells Fargo Heritage Money Market Fund and Wells Fargo Money Market Fund, is not part of the Transaction and shareholders of those Funds are not being asked to approve a new sub-advisory agreement with Wells Capital Singapore. Rather, after close of the Transaction, Wells Capital will be the sole sub-adviser to those Funds.

In addition to approval of the new agreements, the Wells Fargo Money Market Fund is also seeking approval of a proposal that would allow Funds Management to hire sub-advisers in the future without the need for shareholder approval.

The Board recommends you vote “IN FAVOR OF” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Proxy Statement for an explanation of each of the proposals.

Whether or not you plan to attend the Meeting, please cast your vote by mail, by telephone or over the Internet, as promptly as possible. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are included at the end of the accompanying proxy statement. If you have any questions about the proxy materials, the proposals or about how to vote your shares, you may call the Trust’s proxy solicitor,

Broadridge Financial Solutions, Inc. at 1-855-928-4485. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Andrew Owen
President
Wells Fargo Funds Trust

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
AUGUST 16, 2021

WELLS FARGO FUNDS TRUST

(the “Trust”)

525 Market Street, 12th Floor, San Francisco, California 94105

on behalf of the following series:
Wells Fargo 100% Treasury Money Market Fund
Wells Fargo Government Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Money Market Fund
Wells Fargo Municipal Cash Management Money Market Fund
Wells Fargo National Tax-Free Money Market Fund
Wells Fargo Treasury Plus Money Market Fund
(each a “Fund” and together, the “Funds”)

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held on August 16, 2021 at 10:00 a.m. Pacific time, at the offices of the Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

(1) To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC;

(2) To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC;

(3) To approve the use of a “multi-manager” structure whereby Wells Fargo Funds Management, LLC would be able, subject to Board approval, to select sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval (proposal applies only to Wells Fargo Money Market Fund);

(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 28, 2021 will be entitled to vote at the Meeting.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED ABOVE.

By Order of the Board of Trustees of the Trust,

Catherine F. Kennedy, Secretary
June 7, 2021

Table of Contents

Proxy Statement
Proxy Statement ............................................................................................	2
Proxy Solicitation ...........................................................................................	2
Principal Holders of Fund Shares ......................................................................	5
Information About The Proposals .....................................................................	5
Board Considerations .....................................................................................	12
Section 15(f) of the 1940 Act ...........................................................................	20
Service Providers ...........................................................................................	20
Simultaneous Meetings ..................................................................................	21
Other Business ..............................................................................................	21
Required Vote For Each Proposal ......................................................................	21
Annual and Semi-Annual Reports .....................................................................	22
Shareholder Proposals ....................................................................................	22
Instructions for Executing Proxy Card ................................................................	23
Exhibits
Exhibit A – Number of Shares Outstanding as of the Record Date ..........................	A-1
Exhibit B - Principal Holders of Fund Shares ........................................................	B-1
Exhibit C – Form of New Investment Management Agreement ..............................	C-1
Exhibit D – Date of Last Shareholder Approval of Current Investment Management Agreement ...................................................................................................	D-1
Exhibit E – Current Funds Management Officers and Directors ..............................	E-1
Exhibit F - Form of New Sub-Advisory Agreement for Wells Capital ........................	F-1
Exhibit G – Date of Last Shareholder Approval of Current Sub-Advisory Agreement ..	G-1
Exhibit H – Current Wells Capital Officers and Directors ........................................	H-1
Exhibit I – Investment Management Fees Paid ....................................................	I-1
Exhibit J - Commissions received by Distributor ..................................................	J-1
Exhibit K - Distribution Fees Paid ......................................................................	K-1

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies for a Joint Special Meeting of Shareholders (the “Meeting”) to be held at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the series of Wells Fargo Funds Trust (the “Trust”, and each series thereof, a “Fund”) identified herein, on August 16, 2021 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (855) 928-4485 for instructions. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend.

This proxy statement, the accompanying Notice of Joint Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about June 7, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2021:

You may obtain a copy of this proxy statement, the accompanying Notice of Joint Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

PROXY SOLICITATION

Under Proposal 1, shareholders in each Fund are being asked to approve a new investment management agreement (the “New Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

Under Proposal 2, shareholders in each Fund are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Wells Capital Management, LLC (“Wells Capital”, and together with Funds Management, the “Advisers”).

Under Proposal 3, shareholders in Wells Fargo Money Market Fund are being asked to approve the use of a “multi-manager” structure (the “Multi-Manager Structure”) whereby Funds Management would be able to select sub-advisers and enter into or amend sub-advisory agreements with them with Board approval but without obtaining shareholder approval.

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As explained in further detail below, Proposals 1 and 2 relate to a definitive agreement entered into by Wells Fargo & Company (“Wells Fargo”) to sell Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes the Advisers.

In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. Throughout this proxy statement, references to “Wells Capital” refer to Wells Capital Management Incorporated for periods before such conversion, and to Wells Capital Management, LLC for periods after such conversion.

Consummation of the Transaction will result in the automatic termination of each Fund’s existing investment management agreement with Funds Management and sub-advisory agreement with Wells Capital. As such, shareholders are being asked to approve the New Investment Management Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital to replace the existing agreements that will terminate. Wells Capital Management Singapore (“Wells Capital Singapore”), which serves as a sub-adviser to Wells Fargo Heritage Money Market Fund and Wells Fargo Money Market Fund, is not part of the Transaction and shareholders of those Funds are not being asked to approve a new sub-advisory agreement with Wells Capital Singapore. Rather, after close of the Transaction, Wells Capital will be the sole sub-adviser to those Funds.

Holders of shares (the “Shares”) of a Fund at the close of business on May 28, 2021 (the “Shareholders”) will be entitled to vote at the Meeting on the proposals set forth in the accompanying notice. Shareholders of each Fund vote separately by Fund on each proposal set forth in such notice on which shareholders of a Fund are entitled to vote. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your Shares will be voted IN FAVOR OF the New Investment Management Agreement and the New Sub-Advisory Agreement, and if you are a Shareholder of the Wells Fargo Money Market Fund, IN FAVOR of the Multi-Manager Structure. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

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The Trust’s Amended and Restated Declaration of Trust (the “Declaration”) provides that the holders of thirty three and one-third percent (33 1/3%) of a Fund’s Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting with respect to such Fund (although a larger percentage is required for approval of each proposal). Votes may be cast IN FAVOR OF or AGAINST each proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares for which a broker or nominee returns a proxy but as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against each proposal. Please note that broker non-votes are not expected with respect to any proposal because brokers are required to receive instructions from beneficial owners or persons entitled to vote in order to submit proxies.

The approval of each proposal requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act defines the vote of a majority of the outstanding voting securities of a Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more proposals are not received with respect to any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn. Any adjourned Meeting may be held within a reasonable time after the date of the original Meeting without the necessity of a further notice. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Any one or more proposals with respect to one or more Funds for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions in an amount estimated to be $1,309,255 with

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respect to the proposals covered by this proxy statement. Funds Management or one of its affiliates will bear the costs associated with this proxy statement including the costs of preparing, printing, and mailing this proxy statement, soliciting proxies, and any costs related to adjournments, whether or not the Proposals are approved by Shareholders. The Funds will not bear any portion of the costs of the Meeting. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities).

PRINCIPAL HOLDERS OF FUND SHARES

Shareholders of record at the close of business on May 28, 2021 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. Please see Exhibit A for information regarding the number of Shares outstanding for each Fund as of the Record Date.

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit B for a list of persons reflected on the books and records of the Funds as owning beneficially or of record 5% or more of the outstanding Shares of a Fund as of the Record Date.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo, the parent company of Funds Management and Wells Capital.

INFORMATION ABOUT THE PROPOSALS

On February 23, 2021, Wells Fargo announced that it had entered into a definitive agreement to sell WFAM to GTCR and Reverence Capital. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Funds Management, Wells Capital, and Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the Funds’ principal underwriter.

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Healthcare, Financial Services & Technology, Technology, Media & Telecommunications, and Growth Business Services Industries. The Chicago-based firm pioneered The Leaders Strategy™ — finding and partnering with management leaders in core domains to identify, acquire, and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $20 billion in over 250 companies.

Reverence Capital is a private investment firm focused on thematic investing in leading global, middle-market financial services businesses through control and

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influence-oriented investments in five sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013 by Milton Berlinski, Peter Aberg, and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors.

In connection with the Transaction, GTCR and Reverence Capital created NewCo, a new portfolio holding company. In the Transaction, NewCo will acquire all of the issued and outstanding equity interests of Wells Fargo Asset Management Holdings, LLC (“WFAM Holdings”), the direct parent company of Funds Management, Wells Capital, and Funds Distributor. WFAM Holdings ownership interest in Wells Capital will be transferred to NewCo at closing of the Transaction, but NewCo will transfer such ownership back to WFAM Holdings after the Transaction.The Transaction is not expected to have a material impact on the advisory business conducted by the Advisers or on the distribution business conducted by Funds Distributor. The current portfolio manager(s) and investment teams of each of the Funds are expected to continue to manage the Funds with the same investment objective, investment strategies and policies. Funds Distributor is expected to continue to be the named distributor of the Funds. The Transaction will also not result in any change in investment objective or principal investment strategy for any of the Funds, nor will it result in any change to the services provided to the Funds or to their fees and expenses. In connection with the Transaction, NewCo expects to announce a new name for each of WFAM Holdings, Funds Management, Wells Capital and Funds Distributor. In connection with the name change to the legal entities, it is expected that the Funds will also change names. As previously noted, in connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. The proposed New Sub-Advisory Agreement that you are being asked to approve is with the converted entity, Wells Capital Management, LLC.

Consummation of the Transaction will constitute a “change of control” under the 1940 Act with respect to the Advisers and will result in the automatic termination of each Fund’s investment management agreement with Funds Management and sub-advisory agreement with Wells Capital. The Board of Trustees of the Trust (the “Board”) approved the New Investment Management Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital (the “New Agreements”) to replace the existing agreements that will terminate upon the consummation of the Transaction. As such, shareholders are being asked to approve the New Agreements to replace the existing agreements that will terminate upon the consummation of the Transaction. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions. Wells Capital Singapore, which serves as a sub-adviser to Well Fargo Heritage Money Market Fund and Wells Fargo Money Market Fund, is not part of the Transaction and shareholders of those Funds are not being asked to approve a new sub-advisory agreement with Wells Capital Singapore. Rather, after close of the Transaction, Wells Capital will be the sole sub-adviser to those Funds.

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The Board also approved interim investment management and sub-advisory agreements (the “Interim Agreements”) to permit continuity of management upon the consummation of the Transaction while the solicitation of Shareholder approval of the New Agreements continues. The terms of the Interim Agreements are identical to those of the Current Investment Management Agreement and the Current Sub-Advisory Agreement (each as defined below) except for a change to the term and the addition of escrow provisions. Each Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when Shareholders of your Fund approve the corresponding New Agreement. Under each Interim Agreement, all investment management fees or sub-advisory fees, as applicable, will be held in an escrow account until Shareholders approve the corresponding New Agreement. If Shareholders do not approve the New Investment Management Agreement and the New Sub-Advisory Agreement by the close of the Transaction on which date the Current Investment Management Agreement and the Current Sub-Advisory Agreement terminate, the Interim Agreements may be relied upon to replace the Current Investment Management Agreement and the Current Sub-Advisory Agreement.

Proposal 1: Approval of New Investment Management Agreement

At their meeting on May 17-19th, 2021, the Board approved the New Investment Management Agreement. The New Investment Management Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The key terms of the New Investment Management Agreement are described generally below, and a Form of New Investment Management Agreement is included in Exhibit C. The New Investment Management Agreement is substantially similar to the investment management agreement that is currently in effect (the “Current Investment Management Agreement”), and any key differences between the Current Investment Management Agreement and the New Investment Management Agreement are outlined below.

Duties of Investment Manager. As with the Current Investment Management Agreement, under the New Investment Management Agreement, subject to the supervision of the Board, Funds Management will manage and administer the operation of the Funds, supervise the provision of services to the Funds by others, manage the investment and reinvestment of each Fund’s assets in conformity with its investment objective and restrictions, select broker-dealers for the Funds’ portfolio trades, maintain books and records as required by applicable law, participate in class actions, vote proxies on behalf of the Funds, and make regular reports to the Board regarding the Funds’ performance and other matters. Funds Management will also provide certain Fund-level administrative services in connection with the operations of each Fund. The key differences between the Current Investment Management Agreement and the New Investment Management Agreement with respect to duties are that the New Investment Management Agreement:

■	expressly requires Funds Management to update and maintain the Funds’ website;

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■	streamlines the provisions outlining the requirement that Funds Management maintain certain books and records, although there are no changes to Funds Management’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes a provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Trust and the Advisers and Funds Distributor will be removed in connection with the Transaction;

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Investment Management Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release;

■	clarifies that Funds Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds and also provides that Funds Management shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Funds;

■	states that Funds Management’s responsibilities under the New Investment Management Agreement with respect to any series of the Trust that only invests in a single underlying fund include, but are not limited to, reviewing the strategy and performance of the underlying fund, evaluating any proposed changes affecting the underlying fund, and conducting risk management reviews and assessments with respect to the underlying fund and its adviser;

■	obligates Funds Management to promptly notify the Trust of any material violation of its contractual obligation to comply with certain requirements, provisions, policies and restrictions under the New Investment Management Agreement, while the Current Investment Management Agreement obligates Funds Management to promptly notify the Trust of all such violations, not just material violations; and

■	provides that Funds Management may delegate to sub-advisers, while the Current Investment Management Agreement provides that Funds Management will delegate to sub-advisers.

Fees. For providing these services under the New Investment Management Agreement, Funds Management would be entitled to receive an investment management fee based on each Fund’s average daily net asset value, calculated and paid monthly by applying the annual rates indicated on Exhibit C. These management fee rates are identical to the management fee rates set forth in the Current Investment Management Agreement. As such, the management fees to be paid by the Funds to Funds Management under the New Investment Management Agreement are the same as the management fees paid by the Funds to Funds Management under the Current Investment Management Agreement.

Standard of Care. As with the Current Investment Management Agreement, the New Investment Management Agreement states that Funds Management will give the

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Trust the benefit of Funds Management’s best judgment and efforts in rendering its services to the Trust, and provides that Funds Management will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Investment Management Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Investment Management Agreement, the New Investment Management Agreement may be terminated, without payment of any penalty, by Funds Management, by the Board, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. As with the Current Investment Management Agreement, the New Investment Management Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit D for the date on which the Current Investment Management Agreement was last approved by Shareholders of each Fund. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit E for a list of Funds Management’s current principal executive officers and directors.

Proposal 2: Approval of New Sub-Advisory Agreement

At their meeting on May 17-19th, 2021, the Board approved the New Sub-Advisory Agreement with Wells Capital. The New Sub-Advisory Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The key terms of the New Sub-Advisory Agreement are described generally below, and a Form of New Sub-Advisory Agreement is included in Exhibit F. The New Sub-Advisory Agreement is substantially similar to the sub-advisory agreement with Wells Capital that is currently in effect (the “Current Sub-Advisory Agreement”), and there are no key differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement other than applicable conforming changes to the New Sub-Advisory Agreement to match those described in the previous sub-section as key differences between the Current Investment Management Agreement and the New Investment Management Agreement.

Duties of Sub-Adviser. As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the direction and control of the Board, Wells Capital shall manage the investment and reinvestment of the assets of the Funds and shall provide management and other services in such manner and to such extent as

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may be directed from time to time by Funds Management, including maintaining books and records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act, and reporting to the Board at each of its regular meetings all material changes in any Fund since the prior report, as well as important developments affecting the Funds or Wells Capital and any other such information as Wells Capital believes appropriate. In addition, the New Sub-Advisory Agreement requires that Wells Capital furnish the Trust and Funds Management with statistical and analytical information regarding securities held by each Fund, on Wells Capital’s own initiative or upon reasonable request by the Board or Funds Management, which is the same information that Wells Capital is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement Wells Capital would not be responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of a Fund but would provide assistance as reasonably requested by Funds Management.

The key differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to duties are that the New Sub-Advisory Agreement:

■	streamlines the provisions outlining the requirement that Wells Capital maintain certain books and records, although there are no changes to Wells Capital’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes the provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Trust and the Advisers and Funds Distributor will be removed in connection with the Transaction; and

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Sub-Advisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

Fees. For providing these services under the New Sub-Advisory Agreement, Wells Capital would be entitled to receive a sub-advisory fee based on each Fund’s average daily net asset value, calculated and paid monthly by applying the annual rates indicated on Exhibit F. These sub-advisory fee rates are identical to the sub-advisory fee rates set forth in the Current Sub-Advisory Agreement. As such, the sub-advisory fees to be paid by Funds Management to Wells Capital under the New Sub-Advisory Agreement are the same as the sub-advisory fees paid by Funds Management to Wells Capital under the Current Sub-Advisory Agreement. These sub-advisory fees are paid by Funds Management, not the Funds.

Standard of Care. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement states that Wells Capital will give the Trust the benefit of Wells Capital’s best judgment and efforts in rendering its services to the Trust, and provides that

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Wells Capital will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Sub-Advisory Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated, without payment of any penalty, by Funds Management, by Wells Capital, by the Board, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit G for the date on which each Fund’s Current Sub-Advisory Agreement was last approved by Shareholders. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit H for a list of Wells Capital’s current principal executive officers and directors.

Proposal 3: Approval of Multi-Manager Structure (for Wells Fargo Money Market Fund)

The 1940 Act generally requires that investment management agreements between funds and their investment managers (including sub-advisers) be approved by shareholders. However, the Funds and Funds Management have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits Funds Management to select sub-advisers and enter into or amend sub-advisory agreements with them with Board approval but without incurring unnecessary delays or expenses associated with obtaining shareholder approval.

The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser, such as affiliated sub-advisers that are not wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

The Board has approved the use of the Multi-Manager Structure for the Funds. However, before a Fund may use the Multi-Manager Structure, various additional conditions must be satisfied, including that the use be approved by Shareholders of such Fund. Because the Shareholders of Wells Fargo Money Market Fund have not

11 |

previously approved the use of the Multi-Manager Structure, they are now being asked to approve the use of the Multi-Manager Structure on behalf of Wells Fargo Money Market Fund. If approved by Shareholders, the Wells Fargo Money Market Fund will no longer require Shareholder approval to hire a Multi-Manager Sub-Adviser in the future; however Wells Fargo Money Market Fund would be required to provide Shareholders with notice of the hiring of such Multi-Manager Sub-Adviser within 90 days after such hire.

BOARD CONSIDERATIONS

Overview of the Board Evaluation Process

At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board approved the continuation of each Fund’s Current Investment Management Agreement and the Current Sub-Advisory Agreement (collectively, the “Current Agreements”). Each Trustee on the Board is not an “interested person” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Trustees”). The factors considered and conclusions reached by the Board in reviewing and approving the continuation of each Fund’s Current Agreements will be described in each Fund’s next shareholder report. Shareholders are not being asked to approve the Current Agreements at the upcoming Meeting. The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”

As noted above, the closing will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) the New Investment Management Agreement between the Trust, on behalf of each Fund, and Funds Management; and (ii) the New Sub-Advisory Agreement among the Trust, on behalf of each Fund, Funds Management and Wells Capital (the “Sub-Adviser”), each of which is intended to go into effect upon the closing. Shareholders are being asked to approve the New Agreements at the upcoming Meeting. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

 | 12

In providing information to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Among other information considered by the Board in connection with the Transaction was:

■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Funds Distributor, as the distributor of Fund shares.

■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.

■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.

■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to

13 |

continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.

With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Adviser are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements, which are summarized above in the Section titled Information about the Proposals; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction. The Board noted that Wells Capital Singapore would not continue as a sub-adviser to the Heritage Money Market Fund and Money Market Fund after the closing of the Transaction.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.

After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements at the Meeting. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were

 | 14

made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.

In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Fund will continue to be advised by its current Advisers, and that the same individual portfolio managers of the Sub-Adviser are expected to continue to manage the Funds after the closing. The Board noted that Wells Capital Singapore would not continue as a sub-adviser to the Heritage Money Market Fund and Money Market Fund after the closing of the Transaction. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.

In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio

15 |

management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.

Fund Investment Performance and Expenses

In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.

In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Investment Management and Sub-Advisory Fee Rates

In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management

 | 16

under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).

Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.

In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to the Sub-Adviser under the New Sub-Advisory Agreement was reasonable.

Profitability

17 |

In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

Economies of Scale

In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors

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could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits to Funds Management and the Sub-Adviser

In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.

In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Adviser. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Adviser, under the New Agreements were unreasonable.

Conclusion

At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements at the Meeting.

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SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company’s trustees must not be interested persons of the adviser or of the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

“Unfair burden” includes any arrangement during the two year period after the transaction in which the adviser or predecessor adviser (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. Funds Management has informed the Board that neither it, nor GTCR or Reverence Capital, after reasonable inquiry, is aware of any express or implied term, condition, understanding or any arrangement that would impose an “unfair burden” on the Funds as a result of the Transaction. Representatives of Funds Management have committed that the Funds will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

SERVICE PROVIDERS

Investment Manager. Funds Management currently serves as each Fund’s investment manager. Funds Management is currently an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105. After the close of the Transaction, Funds Management will be a wholly-owned subsidiary of NewCo, a holding company affiliated with private funds of GTCR and of Reverence Capital. Please refer to Exhibit I for the investment management fees paid and waived during each Fund’s most recent fiscal year.

Wells Capital Management Incorporated. Wells Capital currently serves as each Fund’s sub-adviser. Wells Capital is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105. In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. After the close of the Transaction, Wells Capital will be a wholly-owned subsidiary of NewCo, a holding company affiliated with private funds of GTCR and of Reverence Capital.

Brokerage Commissions to Affiliates. For the latest fiscal year, the Funds did not pay any brokerage commissions to affiliates.

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Principal Underwriter/Distributor. Funds Distributor, an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and is located at 525 Market Street, San Francisco, California 94105. After the close of the Transaction, Funds Distributor will be a wholly-owned subsidiary of NewCo, a holding company affiliated with private funds of GTCR and of Reverence Capital. The underwriting commissions received by Funds Distributor from sales charges on the sale of Fund Shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for each Fund’s most recent fiscal year are included in Exhibit J.

The distribution fees (“12b-1 fees”) paid by the applicable classes of each Fund for the most recent fiscal year are included in Exhibit K.

Currently, Wells Capital Management Singapore serves as an additional sub-adviser to the Wells Fargo Heritage Money Market Fund and Wells Fargo Money Market Fund. In connection with the Transaction, the Funds’ sub-advisory agreement with Wells Capital Singapore will terminate automatically. Shareholders are not being asked to approve a new sub-advisory agreement with Wells Capital Singapore and following the Transaction, Wells Capital Singapore will no longer serve as a sub-adviser to the Funds.

SIMULTANEOUS MEETINGS

It is anticipated that the special meeting of Shareholders of each Fund will be held simultaneously; however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund’s meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

OTHER BUSINESS

As of the date of this proxy statement, neither the Funds’ officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Funds.

REQUIRED VOTE FOR EACH PROPOSAL

With respect to each Fund, approval of each relevant proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

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ANNUAL AND SEMI-ANNUAL REPORTS

Each Fund’s annual and semi-annual reports contain additional information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wfam.com.

Shareholder Proposals

The Funds are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS.

By Order of the Board of Trustees of the Trust,

Catherine F. Kennedy, Secretary
June 7, 2021

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INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all Shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs

23 |

associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Broadridge Financial Solutions, Inc., our proxy solicitor, at 1-855-928-4485 (toll free).

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EXHIBIT A

Number of Shares Outstanding as of the Record Date

Fund	Shares Outstanding
Wells Fargo 100% Treasury Money Market Fund	17,114,098,768.8820
Wells Fargo Government Money Market Fund	49,121,166,131.2770
Wells Fargo Heritage Money Market Fund	6,253,430,460.0730
Wells Fargo Money Market Fund	3,993,280,478.3680
Wells Fargo Municipal Cash Management Money Market Fund	313,739,220.0040
Wells Fargo National Tax-Free Money Market Fund	868,177,301.8130
Wells Fargo Treasury Plus Money Market Fund	22,813,313,211.8950

A-1 |

EXHIBIT B

Principal Holders of Fund Shares

Set forth below as of the Record Date is the name, address and share ownership of each person known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any Fund.

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Fund
100% Treasury Money Market Fund Fund Level
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds Mail Code D1109-010 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	13,684,907,852.503	79.96%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,476,268,699	8.63%
Government Money Market Fund Fund Level
Wells Fargo Bank NA Attn Cash Sweep Dept Mac N9310-130 550 S 4th Street Minneapolis, MN 55415-1529	109,313,482,140.851	69.37%
Heritage Money Market Fund Fund Level

B-1 |

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Fund
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds Mail Code D1109-010 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	3,847,105,901	61.52%
Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	3,466,545,855	86.81%
Municipal Cash Management Money Market Fund Fund Level
State Street Bank Attn Cash Sweeps 1776 Heritage Dr. North Quincy, MA 02171-2197	232,429,753	74.08%
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds Mail Code D1109-010 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	49,440,618.6	15.76%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	17,417,739.5	5.56%

 | B-2

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Fund
National Tax-Free Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	367,370,854	42.32%
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds Mail Code D1109-010 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	280,534,664	32.31%
Treasury Plus Money Market Fund Fund Level
Wells Fargo Bank NA Attn Cash Sweep Dept Mac N9310-130 550 S 4th Street Minneapolis, MN 55415-1529	19,079,104,822.426	83.63%

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EXHIBIT C

Form Of New Investment Management Agreement

This INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ] 2021, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 and Wells Fargo Funds Management, LLC (the “Manager”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and is authorized to issue interests (as defined in the Trust’s Declaration of Trust, as amended and supplemented from time to time), in separate series;

WHEREAS, the Manager is an investment adviser registered with the Securities and Exchange Commission (the “Commission”) as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires that the Manager provide investment management services consisting of advisory services and Fund-level (as opposed to class-level) administrative services to each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a “Fund” and collectively the “Funds”), and the Manager is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust has entered into a separate Class-Level Administration Agreement with the Manager for the provision of class-level administrative services (“Class-Level Duties”).

NOW THEREFORE, the Trust and the Manager agree as follows:

Section 1. Appointment of the Manager. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Commission under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series.

The investment authority granted to the Manager shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities

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pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

The Trust hereby appoints the Manager, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

The Trust hereby appoints the Manager to provide the Fund-level duties and services as set forth in Section 2(b) hereof, for the compensation and on the terms herein provided, and the Manager hereby accepts such appointment. Each new investment portfolio established in the future by the Trust shall automatically become a “Fund” for all purposes hereunder as if it were listed on Schedule A, absent written notification to the contrary by either the Trust or the Manager.

Section 2. Duties of the Manager.

(a) Advisory Services.

(i) The Manager shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Manager shall make all decisions with respect to the allocation of the Funds’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest.

(ii) To the extent the securities of an underlying registered investment company constitute a Fund’s only investment security, in accordance with Section 12(d)(1)(E) of the 1940 Act, the Manager’s responsibilities shall include, but not be limited to, reviewing the investment strategy and performance of the underlying fund, evaluating any proposed changes affecting the underlying fund, and conducting risk management reviews and assessments with respect to the underlying fund and its adviser.

(iii) To carry out the decisions and responsibilities articulated in Sections 2(a)(i) and (ii) above, the Manager is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Manager is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(iv) The Manager will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Manager, and on its own initiative will furnish the Board from time to time with such information as the Manager may believe appropriate, whether concerning the

 | C-2

individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Manager will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Manager may believe appropriate or as the Board reasonably may request.

The Manager shall promptly notify the Trust of (A) any changes regarding the Manager that would impact disclosure in the Trust’s Registration Statement, or (B) any material violation of any requirement, provision, policy or restriction that the Manager is required to comply with under Section 6 of this Agreement. The Manager shall immediately notify the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the Trust.

(v) The Manager may from time to time employ or sub-contract the services to certain persons as the Manager believes to be appropriate or necessary to assist in the execution of the Manager’s duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Manager of its responsibilities or liabilities hereunder and provided further that the Manager shall not have the authority to sub-contract advisory responsibilities without the consent of the Trust. The cost of performance of such duties will be borne and paid by the Manager. No obligation may be imposed on the Trust in any such respect.

The Manager shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Manager will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(vi) With respect to a Fund, the Manager shall have no duties or obligations pursuant to this Agreement other than as specified in Sections 2(a)(ii) and 2(b) hereof, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(b) Fund-Level Administrative Services. The Manager shall, at its expense, provide the following Fund-level administrative services in connection with the operations of the Trust and the Funds, to the extent such services are not provided to a Class of a Fund and covered under the Funds’ Class-Level Administration Agreement:

i) coordinate, supervise and make all payments to the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers;

ii) receive and tabulate shareholder votes;

iii) furnish statistical and research data;

iv) coordinate (or assist in) the preparation and filing with the Commission of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

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v) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

vi) prepare and file Form 24F-2s and N-CENs;

vii) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocate amounts to the appropriate Funds and instruct the Funds’ custodian to pay such bills;

viii) coordinate (or assist in) the preparation of reports and other information materials regarding the Funds, including prospectuses, proxies, and other shareholder communications;

ix) update and maintain the Funds’ website;

x) prepare expense table and performance information for annual updates;

xi) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervision of the work of such counsel;

xii) provide office facilities and clerical support for the Funds;

xiii) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions;

xiv) serve as liaison between the Funds and their independent auditors;

xv) prepare and file tax returns;

xvi) review payments of Fund expenses;

xvii) prepare expense budgeting and accruals;

xviii) provide communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;

xix) provide information to the Funds’ distributor concerning fund performance and administration;

xx) provide reports to the Funds’ Board regarding its activities;

xxi) assist in the preparation, assembly and electronic delivery of meeting materials, including comparable fee information, as required, for the Funds’ Board; and

xxii) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust’s transfer and dividend disbursing agent, custodian, and fund accountant.

In performing all Fund-level administrative services under this Section 2(b), the Manager shall: (a) act in conformity with the Trust’s Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to

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time, and all relevant rules thereunder, and with the Trust’s registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Section 2(b), the Manager may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with the Manager to comply with this Agreement and all relevant provisions of the 1940 Act and any other applicable laws as may be amended from time to time, and all relevant rules thereunder. The Manager will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. The Manager will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Section 11.

Notwithstanding anything herein to the contrary, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Funds.

Section 3. Delivery of Documents to the Manager. The Trust has furnished the Manager with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Trust.

The Trust will furnish the Manager with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Trust shall furnish the Manager with any further documents, materials or information that the Manager may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Manager may carry out any of its obligations under this Agreement (other than under Section 2(b) hereof) by employing, subject to supervision by the Manager, one or more sub-adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and if required, receiving any other approvals required under the 1940 Act (unless the Commission or its staff has given or issued authorization, relief, guidance, or interpretation dispensing with any such requirement). The Manager shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser,

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and as may otherwise be agreed in writing. The Manager shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Manager may, from time to time and at any time, terminate any Sub-Advisory Agreement and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment management activities undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken by the Manager on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Manager shall at all times comply with:

(a) all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;

(b) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Manager shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the Trust’s policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Manager is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to seek the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Manager will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the Fund on a continuing basis; and any applicable policies and procedures approved by the Board. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an

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amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Fund and to other clients of the Manager. The Manager is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports, notices to Fund shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of making prospectuses and statements of additional information available to the Funds’ shareholders. In addition to the fees described in Section 10 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its Fund-level expenses which are not expressly assumed by the Manager pursuant to Section 2(b) or otherwise hereunder. The Fund-level expenses of legal counsel and accounting experts retained by the Manager, after consulting with the Trust’s legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by the Manager of its duties under this Agreement, shall be deemed to be Fund-level expenses of, and shall be paid for by, the Trust.

The Manager shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition, the Manager shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Manager responsible for making investment decisions in relation to a Fund; (b) to obtain approval required by the 1940 Act of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Manager, if required pursuant to the 1940 Act, the Securities Act, or any other applicable statute, law, rule

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or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Manager.

Section 10. Compensation.

(a) As compensation for the investment management services provided under this Agreement, the Trust shall pay the Manager fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. The fees payable pursuant to this Paragraph shall be calculated based on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of each Fund’s net assets, as appropriate, during the preceding month. If the fee payable to the Manager pursuant to this Paragraph for any Fund begins to accrue before the end of any month or if this Agreement terminates before the end of any month with respect to a Fund, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund’s net assets shall be computed in the manner specified in that Fund’s registration statement as then on file with the Commission for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of Fund shares. For purposes of this Agreement, a “business day” for a Fund is any day that the Fund is open for trading;

(b) No fee, other than the portion of the management fee payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time, payable for the Fund-level administrative services set forth in Section 2(b) of this Agreement, shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or a single separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act (a “Master-Feeder Fund structure”);

(c) The Manager shall receive a fee as specified below for investment management services consisting of both Fund-level administrative services and asset allocation services if a Fund in a Master-Feeder Fund structure converts to a Fund that invests some or all of its investment assets in two or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(G) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

Dormant Investment Management Fee as % of Avg. Daily Net Asset Value
First $5B Next $5B Over $10B	0.30% 0.29% 0.28%

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Section 11. Standard of Care. The Trust will expect of the Manager, and the Manager will give the Trust the benefit of, the Manager’s best judgment and efforts in rendering its services to the Trust, and the Manager shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Manager shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Manager to the Funds are not to be deemed to be exclusive, and the Manager shall be free to render investment management or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Manager may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Manager, to the extent that such services may be permitted by law, and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 13. Records. The Manager shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Manager pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The Manager shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders, including with respect to orders the Manager places for the purchase and sale of portfolio securities of the Fund, as are required to be maintained by the Trust under the 1940 Act, as well as such records as the Funds’ administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. The books and records pertaining to the Trust which are in possession of the Manager shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Manager’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Manager to the Trust or the Trust’s authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after being approved in accordance with the requirements of the 1940 Act, and executed by the Manager and the Trust, and shall thereafter continue from year to year, provided that the continuation of the

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Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Manager, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

This Agreement may also be terminated immediately by the Trust or the Manager in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Manager. The Trust shall not be responsible for, and the Manager shall indemnify and hold the Trust or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Manager or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Manager against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

Section 18. Notices. Each party giving or making any notice, request, demand or other communication (each, a “Notice”) pursuant to this Agreement must give the

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Notice in writing and use one of the following methods of delivery: personal delivery, U.S. mail, internationally recognized overnight courier (with all fees prepaid), facsimile or e-mail. Any party giving a Notice shall address the Notice to the appropriate Person at the receiving party at the address listed below or to another address as designated by a party in a Notice pursuant to this Clause:

If to the Trust:

525 Market Street, 12th Floor
San Francisco, California 94105

If to the Manager:

525 Market Street, 12th Floor
San Francisco, California 94105

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretative releases of, the Commission thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment shall become effective until approved in accordance with applicable requirements under the 1940 Act.

Section 21. Risk Acknowledgement. The Manager does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Manager may use, or the success of the Manager’s overall management of the Funds. The Trust understands that investment decisions made for the Funds by the Manager are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Manager will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Funds’ account(s) and, in making investment decisions for the Funds, the Manager will not consider any other securities, cash or other investments owned by the Trust.

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Section 22. No Third Party Beneficiaries. Nothing in this Agreement shall be deemed to confer on any person other than the parties hereto any benefits, rights, remedies, obligations or liabilities under or by reason of this Agreement. No person shall be deemed to be a third-party beneficiary of this Agreement.

Section 23. Miscellaneous.

(a) If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b) This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A
INVESTMENT MANAGEMENT AGREEMENT
FEE SCHEDULE
WELLS FARGO FUNDS TRUST

The foregoing fee schedule is agreed to as of [ ], 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

 | C-12

By:
Name:
Title:

Fund	Fee as % of Avg. Daily Net Asset Value
Wells Fargo 100% Treasury Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Wells Fargo Government Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Wells Fargo Heritage Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Wells Fargo Money Market Fund	First $5B Next $5B Over $10B	0.20% 0.19% 0.18%
Wells Fargo Municipal Cash Management Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Wells Fargo National Tax-Free Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Wells Fargo Treasury Plus Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%

C-13 |

EXHIBIT D

Date of Last Shareholder Approval of Current Investment Management Agreement

Fund	Date of Last Shareholder Approval of Current Investment Management Agreement
Wells Fargo 100% Treasury Money Market Fund	October 29, 1999
Wells Fargo Government Money Market Fund	October 29, 1999
Wells Fargo Heritage Money Market Fund	April 6, 2005
Wells Fargo Money Market Fund	October 29, 1999
Wells Fargo Municipal Cash Management Money Market Fund	June 29, 2010
Wells Fargo National Tax-Free Money Market Fund	October 29, 1999
Wells Fargo Treasury Plus Money Market Fund	October 29, 1999

D-1 |

EXHIBIT E

Current Funds Management Officers and Directors

The name and principal occupation of Funds Management’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Robert Guerin, Senior Vice President and Chief Compliance Officer
Paul Haast, Senior Vice President, Head of Product Development and External Investments, and Manager
Molly McMillin, Chief Financial Officer
Andrew Owen, President, CEO and Manager
Michelle Rhee, Secretary

E-1 |

EXHIBIT F

Form Of New Wells Capital Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ], 2021, by and among Wells Fargo Funds Trust (the “Trust”), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 (the “Sub-Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the investment management agreement dated [ ], 2021, between the Trust and the Adviser with respect to the Funds (the “Management Agreement”).

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the

F-1 |

generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

 | F-2

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

F-3 |

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be

 | F-4

responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

F-5 |

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street,

 | F-6

12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

APPENDIX A
WELLS CAPITAL MANAGEMENT, LLC

F-7 |

SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

[List of Funds]

SCHEDULE A

WELLS CAPITAL MANAGEMENT, LLC
SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is made as of the [ ] day of [ ], 2021, by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management, LLC (the “Sub-Adviser”); and

WHEREAS, the parties and Wells Fargo Funds Trust (the “Trust”) have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Asset Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, and from each Dynamic Target Date Fund, Spectrum Fund and Target Date Fund for providing services with respect to which Master Trust Portfolios (or, in the case of the Spectrum Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

 | F-8

The foregoing fee schedule is agreed to as of [ ], 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo 100% Treasury Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo Government Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo Heritage Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo Municipal Cash Management Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo National Tax-Free Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%

F-9 |

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo Treasury Plus Money Market Fund	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%

 | F-10

EXHIBIT G

Date of Last Shareholder Approval of Current Sub-Advisory Agreement

Wells Capital
Fund	Date of Last Shareholder Approval
Wells Fargo 100% Treasury Money Market Fund	October 29, 1999
Wells Fargo Government Money Market Fund	October 29, 1999
Wells Fargo Heritage Money Market Fund	April 6, 2005
Wells Fargo Money Market Fund	October 29, 1999
Wells Fargo Municipal Cash Management Money Market Fund	June 29, 2010
Wells Fargo National Tax-Free Money Market Fund	October 29, 1999
Wells Fargo Treasury Plus Money Market Fund	October 29, 1999

G-1 |

EXHIBIT H

Current Wells Capital Officers and Directors

The name and principal occupation of Wells Capital’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Jon Baranko, Director, President and Chief Investment Officer – Global Fundamental Investments
Siobhan Foy, Director and Senior Vice President
Randy Mangelsen, Director
Daniel Mavico, Chief Compliance Officer
Ann Miletti, Director
Sally Squire, Director and Chief Administrative Officer

H-1 |

EXHIBIT I

Investment Management Fees Paid

Fund	Management Fees Paid	Management Fees Waived[1]
Wells Fargo 100% Treasury Money Market Fund	$17,438,084	$8,747,136
Wells Fargo Government Money Market Fund	$129,984,032	$44,860,588
Wells Fargo Heritage Money Market Fund	$11,725,964	$3,227,530
Wells Fargo Money Market Fund	$1,669,036	$7,248,655
Wells Fargo Municipal Cash Management Money Market Fund	$6,447	$341,960
Wells Fargo National Tax-Free Money Market Fund	$1,024,214	$589,889
Wells Fargo Treasury Plus Money Market Fund	$30,680,655	$0
1.	Amounts waived are a result of contractual fee waivers put in place by Funds Management, whereby Funds Management has contractually committed to cap each Fund’s total annual fund operating expenses at a specified amount for a specified period of time. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board. In the event that a cap is increased or terminated, the Fund’s fees would be higher.

I-1 |

EXHIBIT J

Commissions received by Distributor

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Wells Fargo 100% Treasury Money Market Fund	$0	$0
Wells Fargo Government Money Market Fund	$0	$0
Wells Fargo Heritage Money Market Fund	$0	$0
Wells Fargo Money Market Fund	$0	$0
Wells Fargo Municipal Cash Management Money Market Fund	$0	$0
Wells Fargo National Tax-Free Money Market Fund	$0	$0
Wells Fargo Treasury Plus Money Market Fund	$0	$0

J-1 |

EXHIBIT K

Distribution Fees Paid

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Government Money Market Fund
Sweep	$64	$64	$0
Money Market Fund
Class C	$31,665	$10,141	$21,524
100% Treasury Money Market Fund
Sweep	$2,204,284	$1,536,331	$667,953

K-1 |

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Book 3

PROXY TABULATOR
[Address]

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-855-928-4486.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

xxxxx-xxxxx

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	FOR	AGAINST	ABSTAIN
1 To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC
2 To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC

3 To approve the use of a “multi-manager” structure whereby Wells Fargo Funds Management, LLC would be able, subject to Board approval, to select sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval (proposal applies only to Wells Fargo Money Market Fund)

4 To transact such other business as may properly come before the Meeting or any adjournments thereof

It is Important That Proxy Cards Be Returned Promptly. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Your Prompt Attention to the Enclosed Proxy Card Will Help to Avoid the Expense of Further Solicitation.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged.

___________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date

__________________________________________________
Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on August 16, 2021, or any adjournment or postponement thereof. This Notice and the attached proxy statement (the “Proxy Statement”) are available on the internet at www.proxyvote.com.

WELLS FARGO FUNDS TRUST
The undersigned shareholder of [Fund Name] (the “Fund”), a series of Wells Fargo Funds Trust, (the “Trust”), hereby appoints Catherine F. Kennedy, Maureen E. Towle and Johanne F. Castro and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of stock of the Fund standing in the name of the undersigned at the close of business on May 28, 2021, at a Joint Special Meeting of Shareholders to be held at the office of Wells Fargo Asset Management, 525 Market Street, San Francisco, CA 94105, on August 16, 2021 at 10:00 a.m. Pacific Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST AND WILL BE VOTED FOR THE PROPOSAL(S) SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE